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                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                      TENDER OF SHARES OF COMMON STOCK OF

                           MORGAN STANLEY DEAN WITTER
                          AFRICA INVESTMENT FUND, INC.

     This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if a stockholder's certificates for shares of common stock, par value $0.01 per share (the "Shares") of Morgan Stanley Dean Witter Africa Investment Fund, Inc., are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, March 29, 2001, or such later date to which the Offer is extended (the "Termination Date"). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Termination Date. See Section 3, "Procedure for Tendering Shares," of the Fund's Issuer Tender Offer Statement.

                                The Depositary:

                   AMERICAN STOCK TRANSFER AND TRUST COMPANY

                      Facsimile Copy Number: 718-234-5001
                       Confirm by Telephone: 718-921-8200
                         For Account Information Call:
                            Toll Free: 800-937-5449
                                       or
                                  718-921-8200

              By First Class Mail, By Overnight Courier, By Hand:

                   American Stock Transfer and Trust Company
                                 59 Maiden Lane
                            New York, New York 10038

          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET
         FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN
           THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

Ladies and Gentlemen:

     The undersigned hereby tenders to Morgan Stanley Dean Witter Africa Investment Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Issuer Tender Offer Statement, dated February 27, 2001 (the "Fund's Offer") and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 3, "Procedure for Tendering Shares," of the Fund's Issuer Tender Offer Statement.
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Number of Shares Tendered:
                          -------------

Certificate Nos. (if available):

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If Shares will be tendered by book-entry transfer, check box:
[ ] The Depository Trust Company
Account Number:

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Name(s) of Record Holder(s):

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Address:

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Area Code and Telephone Number:

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Taxpayer Identification (Social Security) Number:

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The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment and cash purchase plan:
____________ Yes  ____________ No

                  (Note: If neither of these boxes is checked,
             any such uncertificated Shares will not be tendered.)

Dated: , 2001
                                              ------------------------------------------

                                                             Signature(s)

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                                   GUARANTEE

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender Shares pursuant to the procedure for book-entry transfer) into the Depositary's account at The Depository Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and (ii) other required documents, within three business days after the Termination Date of the Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.

Name of Firm: ----------------------------------     ---------------------------------------------------
                                                                   (AUTHORIZED SIGNATURE)
Address: -----------------------------------------   Name: -------------------------------------------
                                                                       (PLEASE PRINT)
---------------------------------------------------  Title: --------------------------------------------
  CITY               STATE               ZIP CODE
Area Code and Tel. No. ------------------------      Dated: ------------------------------------, 2001

           DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE
            CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL

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